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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 12, 2004
                                                         ----------------


                            Finlay Enterprises, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                          0-25716                   13-3492802
-------------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


       529 Fifth Avenue, New York, New York                        10017
       ----------------------------------------                 ----------
       (Address of principal executive offices)                 (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On January 13, 2004, Finlay Enterprises, Inc. (the "Registrant") issued a press release announcing the Registrant's appointment of Ellen Levine to the Company's Board of Directors. A copy of the press release is furnished here with as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)    Not applicable.

(c)          Exhibits.

             The following exhibit is furnished with this Form 8-K:

             99.1 Finlay Enterprises, Inc. press release dated January 13, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINLAY ENTERPRISES, INC.
                                       (Registrant)

Dated: January 13, 2004                By: /s/ Bruce E. Zurlnick
                                          ---------------------------------
                                          Bruce E. Zurlnick
                                          Senior Vice President, Treasurer
                                          and Chief Financial Officer










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